UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2015

COMPETITIVE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

              333-76630                                                                                65-1146821

(Commission File Number)                                             (I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas                                              78258

(Address of principal executive offices)                                                          (Zip Code)

                                                            (210) 233-8980

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  Ms. Tina Bagley has notified the Company that she has resigned as a director and corporate secretary of Competitive Companies, Inc., a Nevada corporation (the "Company"), and as a director and corporate secretary of Wytec International, Inc., a Nevada corporation ("Wytec"), effective on November 1, 2015.Each of the Company and Wytec accepted Ms. Bagley's resignation.  Ms. Bagley resigned voluntarily for personal reasons, but will continue to serve as the vice president of operations for both the Company and Wytec.  Neither the Company nor Wytec has identified a replacement to fill the vacancy on the Board of Directors or as an officer created by Ms. Bagley's resignation.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)        Exhibits

99.1      Resignation Notice from Tina Bagley, dated October 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMPETITIVE COMPANIES, INC.

(Registrant)

Date: November 2, 2015

/s/ William H. Gray

William H. Gray, Chief Executive Officer